Exhibit 10.5

AMENDMENT NO. 1 dated as of July 24, 2005, to the Credit Agreement dated as of April 20, 2005 (the “Credit Agreement”), among FORTUNE BRANDS, INC., a Delaware corporation (the “Borrower”), the Lenders (as defined in Article I of the Credit Agreement), and CREDIT SUISSE (formerly CREDIT SUISSE FIRST BOSTON), as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders.

A. Pursuant to the Credit Agreement, the Lenders have agreed to extend credit to the Borrower.

B. The Borrower has requested certain amendments to the Credit Agreement as set forth herein.

C. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments. (a) The second and third paragraphs of the Preliminary Statement of the Credit Agreement are hereby amended and restated in their entirety as follows:

Pursuant to the Acquisition Documents, (a) the Company has agreed to (or to cause a Subsidiary of the Company to) fund into the Escrow Account approximately €2,800,000,000 in cash (the “Escrow Funds”), which upon release in accordance with clause 2.4 of the Framework Agreement will be (i) contributed to Bidco in exchange, among other things, for the issuance to the Company (or a Subsidiary of the Company) of the Bidco Tracking Shares (the “Cash Contribution”), (ii) used to make the MM Loan and (iii) used to purchase the Allied subsidiary holding the Courvoisier brand of spirits (the “Courvoisier Business”), (b) the Company has agreed to (or to cause a Subsidiary of the Company to) acquire the Larios Assets from Pernod for approximately € 109,000,000 in cash, and (c) Pernod has agreed to cause substantially all of the assets and certain of the liabilities of the Acquired Brands to be transferred, directly or indirectly, to the Company (or one or more Subsidiaries of the Company) during the six-month period commencing on the effective date of the Scheme (the “Spirits Acquisition”).

The Company has requested that in connection with the consummation of the Allied Acquisition, the issuance of the Bidco Tracking Shares, the making of the MM Loan and the acquisition of the Larios Assets and the Courvoisier Business, the Lenders make Loans to the Company in an aggregate principal amount of up to $6,000,000,000 (up to $2,000,000,000 of which may be in one or more Alternative Currencies) to (a) finance the purchase of the Bidco Tracking Shares, the Larios Assets and the Courvoisier Business and fund certain other amounts payable pursuant to the Acquisition Documents, (b) provide the funds to enable the Company to make the MM Loan in accordance with the Acquisition Documents and (c) pay the fees and expenses incurred in connection with the Cash Contribution, the making of the MM Loan, the purchase of the Larios Assets, the Spirits Acquisition, this Agreement and the Transactions.

(b) The definition of the term “Acquired Brands” is hereby amended by inserting immediately after the words “pursuant to the Acquisition Documents” the words “; provided, however, that until the direct or indirect transfer by Pernod to the Company (or one or more Subsidiaries of the Company) of the Maker’s Mark brand of spirits, such brand shall be excluded from the term “Acquired Brands”.”

(c) Article I is hereby amended by inserting the following definitions in the appropriate alphabetical position:

“Bidco 1” means Goal Acquisitions (Holdings) Limited, a private company registered in England and Wales, all of the outstanding share capital of which is owned by Pernod, formed to effect the Allied Acquisition.

“Courvoisier Business” has the meaning specified in the Preliminary Statement.

“MM Loan” means a loan to be made by the Company to Bidco 1 in the amount of £167,533,950 pursuant to the Framework Agreement.

(d) The definition of the term “Escrow Conditions” is hereby amended by inserting immediately after the words “as in effect on the date hereof” the words “(but giving effect to the Amendment and Restatement thereof on July 24, 2005).”

(e) The definition of the term “Framework Agreement” is hereby amended by inserting immediately after the words “means the” the words “Amended and Restated”.

(f) Section 2.08(c) (Prepayment of Loans) is hereby amended by inserting immediately after the words “Bidco Tracking Shares” the words “and to make the MM Loan and to acquire the Courvoisier Business”.

(g) Section 5.11 (Certain Asset Sales, Debt Issuances and Equity Issuances) is hereby amended by inserting immediately after the words “Cash Contribution”, in lieu of the word “or”, the words “, the making of the MM Loan, payment of the consideration for the Courvoisier Business or payment of”.

SECTION 2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of the Lenders and the Administrative Agent that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date; and (b) no Default or Event of Default has occurred and is continuing.

SECTION 3. Effectiveness. This Amendment shall become effective as of the date set forth above on the date (the “Amendment Effective Date”) on which the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower and the Required Lenders.

SECTION 4. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby.

SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts (and by different parties hereto on separate counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. Headings. The headings used herein are for convenience of reference only and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

FORTUNE BRANDS, INC.,

by	/s/ Mark Hausberg
Name:	M. Hausberg
Title:	Senior Vice President Finance and Treasurer

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, individually and as Administrative Agent,

by	/s/ Bill O’Daly
Name:	Bill O’Daly
Title:	Director

by	/s/ Rianka Mohan
Name:	Rianka Mohan
Title:	Associate

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF JULY 24, 2005, TO THE FORTUNE BRANDS, INC. CREDIT AGREEMENT.

Name of Lender: BARCLAYS BANK PLC

by	/s/ Russell Johnson
Name:	Russell Johnson
Title:	Associate Director

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF JULY 24, 2005, TO THE FORTUNE BRANDS, INC. CREDIT AGREEMENT.

Name of Lender: ABN AMRO BANK, N.V.

by	/s/ Terrence J. Ward
Name:	Terrence J. Ward
Title:	Senior Vice President

by	/s/ John M. Pastore
Name:	John M. Pastore
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF JULY 24, 2005, TO THE FORTUNE BRANDS, INC. CREDIT AGREEMENT.

Name of Lender: CITICORP NORTH AMERICA, INC.

by	/s/ Caroline A. Stead
Name:
Title:	VP

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF JULY 24, 2005, TO THE FORTUNE BRANDS, INC. CREDIT AGREEMENT.

Name of Lender: JPMORGAN CHASE BANK, N.A.

by	/s/ Stephanie Parker
Name:	Stephanie Parker
Title:	Vice President

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